Exhibit 25(b)

_____________________________________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549
____________________
FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
______________________________

DEUTSCHE BANK TRUST COMPANY AMERICAS
(formerly BANKERS TRUST COMPANY)
(Exact name of trustee as specified in its charter)

NEW YORK	13-4941247
(Jurisdiction of Incorporation or	(I.R.S. Employer
organization if not a U.S. national bank)	Identification no.)

60 WALL STREET
NEW YORK, NEW YORK	10005
(Address of principal	(Zip Code)
executive offices)

Deutsche Bank Trust Company Americas
Attention: Catherine Wang
Legal Department
60 Wall Street, 36th Floor
New York, New York 10005
(212) 250 – 7544
(Name, address and telephone number of agent for service)
______________________________________________________
Procter & Gamble International Funding SCA (Exact Name of Registrant as Specified in Its Charter)
Luxembourg (State or Other Jurisdiction of Incorporation or Organization)
Not Applicable (I.R.S. Employer Identification No.)
26, boulevard Royal, L-2449 Luxembourg, 00-352-22-99-99-5241 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

_________________________
Deborah P. Majoras, Secretary
The Procter & Gamble Company
One Procter & Gamble Plaza, Cincinnati, Ohio 45202
(513) 983-7854
(Name, address, including zip code, and telephone number,
Including area code, of agent for service)
______________________________________

Copies to:
Robert B. White, Esq.	Daniel J. Bursky, Esq.
The Procter & Gamble Company	Fried, Frank, Harris, Shriver & Jacobson LLP
One Procter & Gamble Plaza	One New York Plaza
Cincinnati, Ohio 45202	New York, New York 10004
(513) 983-1100	(212) 859-8000

Procter & Gamble International Funding SCA

Debt Securities
fully and unconditionally guaranteed by
The Procter & Gamble Company

Item   1.                          General Information.

Furnish the following information as to the trustee.

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Federal Reserve Bank (2nd District)	New York, NY
Federal Deposit Insurance Corporation	Washington, D.C.
New York State Banking Department	Albany, NY

(b)	Whether it is authorized to exercise corporate trust powers.
Yes.

Item 2.	Affiliations with Obligor.

If the obligor is an affiliate of the Trustee, describe each such affiliation.

Item 3. -15.	Not Applicable

Item 16.	List of Exhibits.

Exhibit 1 -	Restated Organization Certificate of Bankers Trust Company dated August 6, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated September 25, 1998, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated December 16, 1998, and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated February 27, 2002 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 333-157637-01.
.

Exhibit 2 -	Certificate of Authority to commence business - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 333-157637-01.
.

Exhibit 3 -	Authorization of the Trustee to exercise corporate trust powers - Incorporated herein by reference to Exhibit 3 filed with Form T‑1 Statement, Registration No. 333-157637-01.

.

Exhibit 4 -	Existing By-Laws of Deutsche Bank Trust Company Americas, as amended on April 15, 2002 business - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 5 -	Not applicable.

Exhibit 6 -	Consent of Bankers Trust Company required by Section 321(b) of the Act. - business - Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 333-157637-01.

Exhibit 7 -	The latest report of condition of Deutsche Bank Trust Company Americas dated as of June 30, 2014. Copy attached.

Exhibit 8 -	Not Applicable.

Exhibit 9 -	Not Applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Deutsche Bank Trust Company Americas, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on this 8th day of October, 2014.

DEUTSCHE BANK TRUST COMPANY AMERICAS

         /s/ Carol Ng                         .
By:            Name: Carol Ng
              Title:    Vice President